Exhibit 10.1

AMENDMENT AND RESTATEMENT AGREEMENT, dated as of June 9, 2022 (this “Amendment”), among TAO GROUP OPERATING LLC (“Tao”), TAO GROUP INTERMEDIATE HOLDINGS LLC (“Holdings”), certain GUARANTORS party hereto (the “Existing Guarantors”), the LENDERS party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).

Reference is made to the Credit Agreement, dated as of May 23, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of August 6, 2020, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among Tao, Holdings, the lenders party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement or the Restated Credit Agreement (as defined below), as the context requires.

Tao and Holdings have requested, and the Administrative Agent and the Lenders party hereto agree, to amend and restate the Existing Credit Agreement in accordance with Section 9.02 thereof in order to (a) increase the aggregate principal amount of the Revolving Commitments to US$60,000,000 and the Term Loan Commitments to US$75,000,000, (b) extend the Maturity Date to June 9, 2027 and (c) implement certain other amendments to the Existing Credit Agreement, in each case, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment and Restatement of the Existing Credit Agreement.

(a) Effective as of the Restatement Effective Date (as defined below), (i) the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form attached as Annex A hereto (the Existing Credit Agreement, as so amended and restated, the “Restated Credit Agreement”) and (ii) certain Schedules and Exhibits to the Restated Credit Agreement are hereby amended and restated to be in the forms attached as Annex B hereto; and

(b) Except as set forth in the forms attached as Annex B hereto, all Schedules and Exhibits to the Existing Credit Agreement will continue in their present forms as Schedules and Exhibits to the Restated Credit Agreement.

Section 2. Representations and Warranties. Each of Holdings and Tao represents and warrants that as of the Restatement Effective Date:

(a) This Amendment has been duly executed and delivered by each of Holdings, Tao and the Existing Guarantors and constitutes (assuming due execution hereof by the parties hereto other than such Loan Parties) a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) After giving effect to this Amendment, the representations and warranties contained in Article IV of the Restated Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects; except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(c) After giving effect to this Amendment, no Default or Event of Default under the Restated Credit Agreement has occurred and is continuing.

Section 3. Conditions to Effectiveness.

This Amendment shall become effective on the first date (the “Restatement Effective Date”) on which each of the following conditions are satisfied:

(a) The Administrative Agent shall have received executed counterparts of this Amendment by (i) Tao, (ii) Holdings, (iii) each Existing Guarantor, (iv) the Administrative Agent and (v) each Lender.

(b) The Administrative Agent shall have received executed counterparts of the security agreement supplement (the “Security Agreement Supplement”), substantially in the form attached to the Security Agreement, by (i) Cathedrale LV LLC, O Town Asia LLC, O Town Hospitality LLC, O Town Italian LLC, O Town Lounge LLC, O Town Steak LLC and TGH Loyalty LLC (collectively, the “New Subsidiaries”) and (ii) the Collateral Agent.

(c) The Administrative Agent shall have received (i) the Financing Statements for all locations where a UCC filing is required under the Security Agreement in order to perfect the security interest of the Collateral Agent in all of the Collateral granted to the Collateral Agent by the New Subsidiaries under the Loan Documents and (ii) except as otherwise expressly provided in the Restated Credit Agreement or the Security Agreement, satisfactory evidence that the Collateral Agent has or will have a perfected, first priority lien or security interest in all of the Collateral granted to the Collateral Agent by the New Subsidiaries under the Loan Documents and that such Collateral is not encumbered by any other Lien other than Liens permitted under the Restated Credit Agreement or under the terms of the Security Agreement.

(d) The Administrative Agent shall have received (i) authorizing resolutions, approving and adopting this Amendment and the Security Agreement Supplement and authorizing the execution and delivery thereof from each relevant Loan Party, (ii) the certificate of formation or other constitutive documents of each Loan Party, (iii) a certificate of good standing for each Loan Party from its state of formation and each other jurisdiction where the failure of such Loan Party to be qualified and/or in good standing would reasonably be expected to have a Material Adverse Effect and (iv) a certificate of each Loan Party certifying (A) that any document provided pursuant to clause (i) of this paragraph (d) is a true, correct and complete copy thereof and is in full force and effect on the Restatement Effective Date, (B) the copies of the constitutive documents of each Loan Party (1) as certified and delivered to the Administrative Agent on the Original Effective Date (or, if later, on the date that such Loan Party became a Loan Party) remain in full force and effect on the Restatement Effective Date without modification or amendment

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since such original delivery or (2) as certified as of a recent date by the appropriate governmental official (or, in the case of the limited liability company agreement or by-laws (or equivalent constitutive documents) of such Loan Party, as certified by an authorized signatory of such Loan Party) and attached to such certificate are true, correct and complete and are in full force and effect on the Restatement Effective Date and have not been amended or superseded at any date earlier than the Restatement Effective Date and (C) the name and signature specimen of the authorized signatory of this Amendment and the Security Agreement Supplement.

(e) The Administrative Agent shall have received a legal opinion for each Loan Party, in form and substance reasonably satisfactory to the Administrative Agent, from each of Hughes Hubbard & Reed LLP and Greenberg Traurig, LLP, counsel to Tao (and Tao hereby requests and directs each of the foregoing to deliver such opinion).

(f) The Administrative Agent shall have received a customary certificate from a Financial Officer of Tao or Holdings certifying as to the solvency of Holdings, Tao and its Subsidiaries on a consolidated basis, in form and substance satisfactory to the Administrative Agent.

(g) The Administrative Agent shall have received a certificate, dated the Restatement Effective Date and signed by a Financial Officer of Tao or Holdings, confirming the accuracy of the representations and warranties set forth in Section 2(b) and Section 2(c) hereof.

(h) The Administrative Agent shall have received the results of a search of the UCC filings made with respect to (i) the New Subsidiaries and (ii) (only to the extent required to bring-down the results of the search made on or prior to the Original Effective Date) the other Loan Parties, in each case, in the jurisdictions contemplated by any previously delivered perfection certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted under the Restated Credit Agreement.

(i) The Administrative Agent shall have received the audited financial statements and the unaudited quarterly financial statements of Holdings referred to in Section 4.04(a) of the Restated Credit Agreement.

(j) The Administrative Agent shall have received executed counterparts of the Amended and Restated Guarantee Agreement, substantially in the form of Annex C hereto (the “Amended and Restated Guarantee Agreement”), by (i) MSG Entertainment Group, LLC (“MSGE”), (ii) the Collateral Agent, (iii) Tao and (iv) Holdings.

(k) The Administrative Agent shall have received (i) authorizing resolutions, approving and adopting the Amended and Restated Guarantee Agreement and authorizing the execution and delivery thereof from MSGE, (ii) the certificate of formation of MSGE, (iii) a certificate of good standing for MSGE from its state of formation and each other jurisdiction where the failure of MSGE to be qualified and/or in good standing would reasonably be expected to have a MSGE Material Adverse Effect (as defined in the Amended and Restated Guarantee Agreement) and (iv) a certificate of MSGE certifying (A) that the documents provided pursuant to clauses (i) and (ii) of this paragraph (k) are true, correct and complete copies thereof and in full force and effect on the Restatement Effective Date and (B) the name and signature specimen of the authorized signatory of the Amended and Restated Guarantee Agreement.

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(l) The Administrative Agent shall have received a legal opinion for MSGE, in form and substance reasonably satisfactory to the Administrative Agent, from internal counsel to MSGE.

(m) Tao shall have paid (i) to the Administrative Agent all accrued and unpaid interest and all fees due and payable as of the Restatement Effective Date in connection with the Existing Borrowings (as defined below) and the Existing Credit Agreement and (ii) all fees and, to the extent invoiced, all costs, expenses and reimbursable amounts, required to be paid or reimbursed by it pursuant to this Amendment, the Restated Credit Agreement and the Agent Fee Letter, including the reasonable and documented fees, disbursements and other charges of external counsel for the Administrative Agent required to be paid or reimbursed by Tao pursuant to Section 5 of this Amendment, on or prior to the Restatement Effective Date.

(n) The Administrative Agent shall have received, at least three days prior to the Restatement Effective Date, (i) all documentation and other information regarding any Loan Party (including the New Subsidiaries) requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of Tao at least ten days prior to the Restatement Effective Date and (ii) to the extent Tao qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and any Lender has requested it, in a written notice to Tao at least ten days prior to the Restatement Effective Date, a Beneficial Ownership Certification in relation to Tao (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the conditions set forth in this clause (n) shall be deemed to be satisfied).

The Administrative Agent shall notify Tao, Holdings and the Lenders of the Restatement Effective Date and such notice shall be conclusive and binding.

Section 4. Reaffirmation.

Each of Tao, Holdings and the Existing Guarantors (together with Tao and Holdings, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby further (i) confirms its guarantees, pledges and grants of security interests under each of the Loan Documents to which it is party and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, its guarantees, pledges and grants of security interests under each of the Loan Documents to which it is party shall continue to be in full force and effect and shall accrue to the benefit of the Administrative Agent and the Lenders (and shall be determined after giving effect to this Amendment) and (ii) acknowledges that the Obligations (as defined in the Restated Credit Agreement) shall include the due and punctual payment of all of the monetary obligations of each Loan Party under or pursuant to the Restated Credit Agreement, including all such obligations in respect of the Commitments and all Loans incurred thereunder (including all such obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

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Section 5. Expenses.

Tao agrees to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case, in accordance with, and subject to, Section 9.03 of the Restated Credit Agreement.

Section 6. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of (x) this Amendment and/or (y) any document, approval, consent, information, notice, certificate, request, statement disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an Electronic Signature (as defined below) transmitted by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf, or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system as the case may be. For purposes of this Section 6, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

Section 7. Governing Law; Waiver of Right to Trial by Jury, Etc.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES. The provisions of Sections 9.03, 9.09, 9.10 and 9.15 of the Restated Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.

Section 8. Headings.

The headings of this Amendment are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning hereof.

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Section 9. Effect of Amendment and Restatement; References to the Credit Agreement.

(a) Effective as of the Restatement Effective Date, the Commitment of each Lender party to the Existing Credit Agreement that had a Commitment thereunder immediately prior to the effectiveness of this Amendment but that does not have a Commitment under the Restated Credit Agreement immediately following the effectiveness of this Amendment (each, an “Exiting Lender”) shall terminate, and each Exiting Lender shall exit the Existing Credit Agreement and will no longer be a Lender under the Existing Credit Agreement or the Restated Credit Agreement.

(b) The Loans of each Class outstanding immediately prior to the effectiveness of the Commitments under the Restated Credit Agreement shall remain outstanding under the Restated Credit Agreement subject to the following procedures. On the Restatement Effective Date, (i) each Lender party hereto shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Lenders, as being required in order to cause, after giving effect to this Amendment and the application of such amounts to make payments to such other Lenders (including the payment in full of all Loans of each Exiting Lender), the Loans of each Class to be held ratably by all Lenders as of the Restatement Effective Date in accordance with their respective Applicable Percentage (calculated after giving effect to the effectiveness of the Commitments under the Restated Credit Agreement), (ii) the aggregate outstanding principal amount of the Loans made under the Existing Credit Agreement (the “Existing Borrowings”) immediately prior to the effectiveness of this Amendment shall be deemed to be prepaid and reborrowed as of the Restatement Effective Date in an aggregate principal amount equal to the aggregate principal amount of the Existing Borrowings of each Class; provided that any Existing Borrowings comprised of Eurocurrency Loans (as defined in the Existing Credit Agreement) shall be converted on the Restatement Effective Date into Term Benchmark Loans with an Interest Period ending on July 11, 2022, and (iii) Tao shall pay to the Exiting Lenders the amounts, if any, payable and demanded under Section 2.13 of the Existing Credit Agreement as a result of such prepayment. Each Lender party hereto that had a Commitment under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment hereby waives any payment of any amounts pursuant to Section 2.13 of the Existing Credit Agreement as a result of the transactions contemplated hereby.

(c) Except as expressly set forth herein or in the Restated Credit Agreement, this Amendment and the Restated Credit Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Lender or any Issuing Bank under the Existing Credit Agreement or any agreement or document relating thereto, and except as expressly provided in this Amendment, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any such other agreement or document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Restated Credit Agreement and the other Loan Documents. On and after the Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the “Credit Agreement” in any other Loan Document, shall mean and be a reference to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement. Nothing herein shall entitle Tao to a consent to, or a waiver, extension, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Restated Credit Agreement or any agreement or document relating thereto in any similar or different circumstances.

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(d) Neither this Amendment nor the effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release any Guarantee thereof. Nothing expressed or implied in this Amendment, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Tao under the Existing Credit Agreement or any Loan Party under any Loan Document (as defined in the Existing Credit Agreement) from any of its obligations and liabilities thereunder. This Amendment is not intended to and shall not constitute a novation of the Existing Credit Agreement.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TAO GROUP OPERATING LLC, as Borrower
TAO GROUP INTERMEDIATE
HOLDINGS LLC, as Holdings

By:	/s/ Anthony Citarrella
Name: Anthony Citarrella
Title: Chief Financial Officer

[Signature Page to Amendment and Restatement Agreement (Tao)]

Each as an Existing Guarantor:

11TH STREET HOSPITALITY LLC

289 HOSPITALITY, LLC

55TH STREET HOSPITALITY HOLDINGS, LLC

6TH AND ISLAND INVESTMENTS, LLC

ALA HOSPITALITY LLC

ASIA CHICAGO MANAGEMENT LLC

ASIA FIVE EIGHT LLC

ASIA LAS VEGAS LLC

ASIA LOS ANGELES LLC

ASIA MS LLC

ASIA ONE SIX LLC

AVENUE HOSPITALITY GROUP, LLC

B&E LOS ANGELES LLC

BAYSIDE HOSPITALITY GROUP LLC

BD STANHOPE, LLC

BIJOU, LLC

BOWERY HOSPITALITY ASSOCIATES LLC

BUDDHA BEACH LLC

BUDDHA ENTERTAINMENT LLC

CHELSEA HOSPITALITY ASSOCIATES LLC

CHELSEA HOSPITALITY PARTNERS, LLC

CITY LOUNGE LLC

DDD HOLDINGS, LLC

DEARBORN VENTURES LLC

GUAPO BODEGA LAS VEGAS LLC

GUAPO BODEGA LLC

HAKKASAN—FABRIC STINGAREE HOLDINGS LLC

HAKKASAN HOLDINGS LLC

HAKKASAN LV LLC

HHH HOLDINGS, LLC

HKCCIP, LLC

LION BAR, LLC

LOWER EAST SIDE HOSPITALITY LLC

MADISON ENTERTAINMENT ASSOCIATES LLC

MARQUEE BRAND HOLDINGS, LLC

MIAMI HOSPITALITY IP GROUP, LLC

MIAMI HOSPITALITY OPERATING GROUP, LLC

NINTH AVENUE HOSPITALITY LLC

By:	/s/ Anthony Citarrella
Name: Anthony Citarrella
Title: Chief Financial Officer

[Signature Page to Amendment and Restatement Agreement (Tao)]

Each as an Existing Guarantor:

NLDL HOLDINGS LLC

NMP HOLDING LLC

RMC LICENSING LLC

RMNJ LICENSING LLC

ROOF DECK AUSTRALIA, LLC

ROOF DECK ENTERTAINMENT LLC

RPC LICENSING LLC

SEVENTH AVENUE HOSPITALITY LLC

STAY IN YOUR LANE HOLDINGS, LLC

STRATEGIC DREAM LOUNGE, LLC

STRATEGIC DREAM MIDTOWN BL, LLC

STRATEGIC DREAM MIDTOWN LL, LLC

STRATEGIC DREAM MIDTOWN RT, LLC

STRATEGIC DREAM RESTAURANT, LLC

STRATEGIC DREAM ROOFTOP, LLC

STRIP VIEW ENTERTAINMENT LLC

SUITE SIXTEEN, LLC

TAO GROUP MANAGEMENT LLC

TAO PARK HOSPITALITY, LLC

TAO LICENSING LLC

TG 29 HOSPITALITY, LLC

TG HOSPITALITY LICENSING, LLC

TG HOSPITALITY GROUP, LLC

THE LIGHT GROUP, LLC

TLG ACQUISITION LLC

TOUCH, LLC

TSPW MANAGERS LA, LLC

VENUE DRIVER, LLC

VIP EVENT MANAGEMENT LLC

WEHO VENTURES, LLC

WPTS, LLC

WPTS RESTAURANT, LLC

By:	/s/ Anthony Citarrella
Name: Anthony Citarrella
Title: Chief Financial Officer

[Signature Page to Amendment and Restatement Agreement (Tao)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ Anthony Galea
Name: Anthony Galea
Title: Executive Director

[Signature Page to Amendment and Restatement Agreement (Tao)]

U.S. Bank National Association, as Lender

By:	/s/ Kevin Behrends
Name: Kevin Behrends
Title: Vice President

[Signature Page to Amendment and Restatement Agreement (Tao)]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Brook Miller
Name: Brook Miller
Title: Executive Director

[Signature Page to Amendment and Restatement Agreement (Tao)]

TD Bank, as Lender

By:	/s/ Michael Russo
Name: Michael Russo
Title: Vice President, Middle Market Lending

[Signature Page to Amendment and Restatement Agreement (Tao)]

Webster Bank, N.A., as Lender

By:	/s/ Peter Donahue
Name: Peter Donahue
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement (Tao)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michael Zick
Name: Michael Zick
Title: Senior Vice President

[Signature Page to Amendment and Restatement Agreement (Tao)]